UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
April 22, 2008

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer
Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

TABLE OF CONTENTS

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Items 5.02(b) On April 22, 2008, Campbell Soup Company (the “Company”) announced that Robert A. Schiffner, Senior Vice President and Chief Financial Officer, plans to retire from the Company. Mr. Schiffner will resign from his position as Senior Vice President and Chief Financial Officer by August 1, 2008, or earlier if his successor is appointed, (the “Resignation Date”) and will retire from the Company on January 31, 2009 (the “Retirement Date”). A copy of the press release is being filed as Exhibit 99 to this Form 8-K.
Item 5.02(e) Mr. Schiffner has agreed to continue as an employee of the Company beyond his Resignation Date and until the Retirement Date to facilitate a smooth transition to a new Chief Financial Officer. His base salary will remain the same at $525,000, and he will be eligible for annual incentive compensation and long-term incentive compensation in accordance with the regular terms and conditions of those programs. On April 22, 2008, the Company made a special grant to Mr. Schiffner of 55,265 shares of performance-restricted stock under the 2005 Long-Term Incentive Plan, the terms of which are set out in the agreement filed as an exhibit to this Form 8-K and incorporated herein by reference. The performance-restricted stock will vest on the Retirement Date, provided that Mr. Schiffner remains employed by the Company through that date and successfully assists the Company with the financial reporting, operational, and business transition projects specified in the agreement. In the event the Company terminates his employment for reasons other than for cause or as a result of his total disability or death prior to the Retirement Date, the shares will vest immediately and will be paid to him or his estate. The shares will be forfeited if, prior to the Retirement Date, Mr. Schiffner retires or is terminated for cause.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits
10	2005 Long-Term Incentive Plan Performance-Restricted Stock Grant Agreement, dated April 22, 2008, between the Company and Robert A. Schiffner.

99	Press release dated April 22, 2008 announcing the retirement of Senior Vice President and Chief Financial Officer Robert A. Schiffner.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: April 22, 2008	By: /s/ John J. Furey
John J. Furey
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10	2005 Long-Term Incentive Plan Performance-Restricted Stock Grant Agreement, dated April 22, 2008, between the Company and Robert A. Schiffner.

99	Press release dated April 22, 2008 announcing the retirement of Senior Vice President and Chief Financial Officer Robert A. Schiffner.